                                                                    EXHIBIT 99.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 11-K

                                  ANNUAL REPORT

                        Pursuant to Section 15(d) of the
                         Securities Exchange Act of 1934

                   For the Fiscal Year Ended November 30, 2006

                  COHESANT TECHNOLOGIES INC. (and Subsidiaries)
                       EMPLOYEE 401(K) PROFIT SHARING PLAN
                       -----------------------------------
                            (Full title of the plan)

                           COHESANT TECHNOLOGIES INC.
                           --------------------------
          (Name of issuer of the securities held pursuant to the plan)

          5845 West 82nd Street, Suite 102, Indianapolis, Indiana 46278
          -------------------------------------------------------------
                     (Address of principal executive office)

                          INDEX OF FINANCIAL STATEMENTS

Financial Statements:                                                 Pages
                                                                      -----

1.       Form 5500 and Schedule for the Plan's fiscal year ended
         November 30, 2006                                              5

2.       Form 5500 and Schedule for the Plan's fiscal year ended
         November 30, 2005                                              5

                                   SIGNATURES

The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 2007                        COHESANT TECHNOLOGIES INC.
                                            (and Subsidiaries) Employee 401 (k)
                                            Profit Sharing Plan

                                            By:      / s /  Robert W. Pawlak
                                                     --------------------------
                                                     Robert W. Pawlak
                                                     Chief Financial Officer

================================================================================


        Form 5500                             ANNUAL RETURN/REPORT OF EMPLOYEE BENEFIT PLAN                       Official Use Only
Department of the Treasury       THIS FORM IS REQUIRED TO BE FILED UNDER SECTIONS 104 AND 4065 OF THE EMPLOYEE   OMB Nos. 1210-0110
 Internal Revenue Service         RETIREMENT INCOME SECURITY ACT OF 1974 (ERISA) AND SECTIONS 3, 6047(E),             1210-0089
      -------------                      6057(B), AND 6058(A) OF THE INTERNAL REVENUE CODE (THE CODE).                   2004
                                                  - COMPLETE ALL ENTRIES IN ACCORDANCE WITH                     THIS FORM IS OPEN TO
    Department of Labor                             THE INSTRUCTIONS TO THE FORM 5500.                           PUBLIC INSPECTION
Pension and Welfare Benefits
      Administration
      -------------
  Pension Benefit Guaranty
       Corporation
------------------------------------------------------------------------------------------------------------------------------------
PART I  ANNUAL REPORT IDENTIFICATION INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
For the calendar plan year 2004 or fiscal plan year beginning 12/01/2005, and ending 11/30/2006.
------------------------------------------------------------------------------------------------------------------------------------
A This return/report is for:  (1) [ ]a multiemployer plan;                        (3) [ ]a multiple-employer plan; or
                              (2) [X]a single-employer plan                       (4) [ ]a DFE (specify) _________
                                     (other than a multiple-employer plan);

B This return/report is:      (1) [ ]the first return/report filed for the plan;  (3) [ ]the final return/report filed for the plan;
                              (2) [ ]an amended return/report;                    (4) [ ]a short plan year return/report (less than
                                                                                         12 months).

C If the plan is a collectively-bargained plan, check here .................................................................   [ ]

D If filing under an extension of time or the DFVC program, check box and attach required information. (see instructions)...   [ ]
------------------------------------------------------------------------------------------------------------------------------------
PART II BASIC PLAN INFORMATION - enter all requested information.
------------------------------------------------------------------------------------------------------------------------------------
1a Name of Plan                                                                 1b Three-digit plan number (PN)         003
COHESANT TECHNOLOGIES, INC. (AND SUBSIDIARIES)                                  1c Effective date of plan (mo., day, yr.)
EMPLOYEE 401(K) PROFIT SHARING PLAN                                                             12/01/1997

------------------------------------------------------------------------------------------------------------------------------------
2a Plan sponsor's name and address (employer, if for a single-employer plan)    2b Employer Identification Number (EIN)
   (Address should include room or suite no.)                                                   34-1775913
                                                                                2c Sponsor's telephone number
COHESANT TECHNOLOGIES, INC.                                                                    317-875-5592
                                                                                2d Business code (see instructions)
                                                                                                     339900

5845 WEST 82ND STREET, SUITE 102

INDIANAPOLIS                            IN  46278-0000
------------------------------------------------------------------------------------------------------------------------------------
Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
------------------------------------------------------------------------------------------------------------------------------------
    Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules, statements and attachments, as well as the electronic version of this return/report if it is being filed electronically, and to the best of my knowledge and belief, it is true, correct, and complete.

SIGN         /s/DAVID LAWRENCE, JR.              6/22/2007            DAVID LAWRENCE, JR.
       --------------------------------------  --------------  --------------------------------------------------------------------
HERE     SIGNATURE OF PLAN ADMINISTRATOR           Date           Typed or printed name of individual signing as plan administrator

             /s/Robert W. Pawlak                 6/22/2007            Robert W. Pawlak
       --------------------------------------  --------------  --------------------------------------------------------------------
HERE   SIGNATURE OF EMPLOYER/PLAN SPONSOR/DFE      Date           Typed or printed name of individual signing as employer, plan sponsor or DFE
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500.     v6.1    Form 5500 (2003)


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
        Form 5500 (2005)                                                Page 2
        ----------------------------------------------------------------------
                                                                                                Official Use Only

------------------------------------------------------------------------------------------------------------------------------------
3a Plan administrator's name and address (If same as plan sponsor, enter "Same")3b Administrator's EIN
SAME
                                                                                3c Administrator's telephone number


------------------------------------------------------------------------------------------------------------------------------------
4  If the name and/or EIN of the plan sponsor has changed since the last return/report filed for this plan,     b EIN
   enter the name, EIN and the plan number from the last return/report below:
a Sponsor's name                                                                                                c PN
------------------------------------------------------------------------------------------------------------------------------------
5  Preparer information (optional)       a Name (including firm name, if applicable) and address                b EIN

                                                                                                                c Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
6 Total number of participants at the beginning of the plan year                                        6               99
------------------------------------------------------------------------------------------------------------------------------------
7 Number of participants as of the end of the plan year (welfare plans complete only lines 7a,7b,7c, and 7d)
 a Active participants...............................................................................   7a              79
 b Retired or separated participants receiving benefits..............................................   7b               0
 c Other retired or separated participants entitled to future benefits...............................   7c              16
 d Subtotal. Add lines 7a, 7b, and 7c................................................................   7d              95
 e Deceased participants whose beneficiaries are receiving or are entitled to receive benefits.......   7e               0
 f Total. Add lines 7d and 7e........................................................................   7f              95
 g Number of participants with account balances as of the end of the plan year (only defined
   contribution plans complete this item)............................................................   7g              92
 h Number of participants that terminated employment during the plan year with accrued benefits that
   were less than 100% vested........................................................................   7h               4
 i If any participant(s) separated from service with a deferred vested benefit, enter the number of
   separated participants required to be reported on a Schedule SSA (Form 5500)......................   7i               6
------------------------------------------------------------------------------------------------------------------------------------
8 Benefits provided under the plan (complete 8a and 8b as applicable)
 a [X}Pension benefits (check this box if the plan provides pension benefits and enter the applicable pension feature codes from the
      List of Plan Characteristics Codes printed in the instructions)): [2E] [2F] [2G] [2J] [2K] [3E]
 b [ ]Welfare benefits (check this box if the plan provides welfare benefits and enter the applicable welfare feature codes from the
      List of Plan Characteristics Codes printed in the instructions): [  ] [  ] [  ] [  ] [  ]
------------------------------------------------------------------------------------------------------------------------------------
9a Plan funding arrangement (check all that apply)              9b Plan benefit arrangement (check all that apply)
   (1) [ ]Insurance                                                (1) [ ]Insurance
   (2) [ ]Section 412(i) insurance contracts                       (2) [ ]Section 412(i) insurance contracts
   (3) [X]Trust                                                    (3) [X]Trust
   (4) [ ] General assets of the sponsor                           (4) [ ]General assets of the sponsor
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    v6.1
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
        Form 5500 (2005)                                                Page 3
        ----------------------------------------------------------------------
                                                                                                Official Use Only

------------------------------------------------------------------------------------------------------------------------------------
10 Schedules attached (Check all applicable boxes and, where indicated, enter the number attached. See instructions.)
 A PENSION BENEFIT SCHEDULES                                    B FINANCIAL SCHEDULES
   (1) [X]      R (Retirement Plan Information)                   (1) [ ]       H (Financial Information)
   (2) [ ]      B (Actuarial Information)                         (2) [X]       I (Financial Information - Small Plan)
   (3) [ ]      E (ESOP Annual Information)                       (3) [ ]  ___  A (Insurance Information)
   (4) [X]      SSA (Separated Vested Participant Information)    (4) [ ]       C (Service Provider Information)
                                                                  (5) [ ]       D (DFE/Participating Plan Information)
                                                                  (6) [ ]       G (Financial Transaction Schedules)
                                                                  (7) [X]   1   P (Trust Fiduciary Information)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               v6.1
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

         SCHEDULE I                                FINANCIAL INFORMATION -- SMALL PLAN               Official Use Only
        (FORM 5500)
Department of the Treasury                      This schedule is required to be filed under          OMB No. 1210-0110
 Internal Revenue Service                       Section 104 of the Employee Retirement
      -------------                             Income Security Act of 1974 (ERISA) and                    2005
   Department of Labor                          section 6058(a) of the Internal Revenue
Employee  Benefits Security                     Code (the Code).
     Administration                                                                                   THIS FORM IS OPEN
      -------------                                FILE AS AN ATTACHMENT TO FORM 5500.               TO PUBLIC INSPECTION.
Pension Benefit Guaranty Corporation
-----------------------------------------------------------------------------------------------------------------------------------
For calendar year 2004 or fiscal plan year beginning         12/01/2005,         and ending  11/30/2006.
-----------------------------------------------------------------------------------------------------------------------------------
A  Name of plan                                                                         B  Three-digit
COHESANT TECHNOLOGIES, INC. (AND SUBSIDIARIES) EMP                                         plan number       003
-----------------------------------------------------------------------------------------------------------------------------------
C  Plan sponsor's name as shown on line 2a of Form 5500                                 D  EMPLOYER IDENTIFICATION NUMBER
COHESANT TECHNOLOGIES, INC.                                                                     34-1775913
-----------------------------------------------------------------------------------------------------------------------------------
Complete Schedule I if the plan covered fewer than 100 participants as of the beginning of the plan year. You may also complete Schedule I if you are filing as a small plan under the 80-120 participant rule (see instructions). Complete
Schedule H if reporting as a large plan or DFE.
-----------------------------------------------------------------------------------------------------------------------------------
PART I     SMALL PLAN FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------

Report below the current value of assets and liabilities, income, expenses, transfers and changes in net assets during the plan year. Combine the value of plan assets held in more than one trust. Do not enter the value of the portion of an insurance contract that guarantees during this plan year to pay a specific dollar benefit at a future date. Include all income and expenses of the plan including any trust(s) or separately maintained fund(s) and any payments/receipts to/from insurance carriers. ROUND OFF AMOUNTS TO THE NEAREST DOLLAR.
-----------------------------------------------------------------------------------------------------------------------------------
1   PLAN ASSETS AND LIABILITIES:                                     (a) Beginning of Year           (b) End of Year
  a Total plan assets..................................      1a            3,846,947                     4,728,487
  b Total plan liabilities.............................      1b
  c Net plan assets (subtract line 1b from line 1a)          1c            3,846,947                     4,728,487
-----------------------------------------------------------------------------------------------------------------------------------
2   INCOME, EXPENSES, AND TRANSFERS FOR THIS PLAN YEAR:                   (a) Amount                     (b) Total
  a Contributions received or receivable
    (1) Employers......................................      2a(1)           134,587
    (2) Participants...................................      2a(2)           296,807
    (3) Others (including rollovers)...................      2a(3)
  b Noncash contributions..............................       2b                   0
  c Other income.......................................       2c             718,247
                                                                            --------                     ---------
  d Total income (add lines 2a(1), 2a(2), 2a(3),
    2b, and 2c)........................................       2d                                         1,149,641
  e Benefits paid (including direct rollovers).........       2e             225,398
  f Corrective distributions (see instructions)........       2f              17,034
  g Certain deemed distributions of participant
    loans (see instructions)...........................       2g
  h Other expenses.....................................       2h              25,669
                                                                            --------
  i Total expenses (add lines 2e, 2f, 2g, and 2h)......       2i                                           268,101
  j Net income (loss) (subtract line 2i from                                                              --------
        line 2d).......................................       2j                                           881,540
  k Transfers to (from) the plan (see instructions)....       2k
-----------------------------------------------------------------------------------------------------------------------------------
3   SPECIFIC ASSETS: If the plan held any assets during the plan year in any of the following categories, check "Yes" and enter the current value of any assets remaining in the plan as of the end of the plan year. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions.
                                                                                 YES   NO                 AMOUNT
  a Partnership/joint venture interests................................    3a          X
  b Employer real property.............................................    3b          X
-----------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500.  v6.1  SCHEDULE I (FORM 5500) 2005

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

        Schedule I (Form 5500) 2004                                     Page 2
        -----------------------------------------------------------------------                                 Official Use Only
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 YES   NO                 AMOUNT
3c Real estate (other than employer real property).....................    3c          X
 d Employer securities.................................................    3d     X                      1,332,402
 e Participant loans...................................................    3e     X                        208,030
 f Loans (other than to participants)..................................    3f          X
 g Tangible personal property..........................................    3g          X
-----------------------------------------------------------------------------------------------------------------------------------
PART II    TRANSACTIONS DURING PLAN YEAR
-----------------------------------------------------------------------------------------------------------------------------------
4  During the plan year:                                                         YES   NO                 AMOUNT
 a Did the employer fail to transmit to the plan any participant contributions within the time period described in
   29 CFR 2510.3-102? (See instructions and DOL's Voluntary
   Fiduciary Correction Program).......................................    4a     X                         25,180
 b Were any loans by the plan or fixed income obligations due the plan in default as of the close of the plan year or
   classified during the year as uncollectible? Disregard
   participant loans secured by the participants' account
   balance.............................................................    4b          X
 c Were any leases to which the plan was a party in default
   or classified during the year as uncollectible?.....................    4c          X
 d Were there any nonexempt transactions with any party-in-interest?
   (Do not include transactions reported on line 4a.)..................    4d          X
 e Was the plan covered by a fidelity bond?............................    4e     X                      1,000,000
 f Did the plan have a loss, whether or not reimbursed by the
   plan's fidelity bond, that was caused by fraud or dishonesty?.......    4f          X
 g Did the plan hold any assets whose current value was
   neither readily determinable on an established market nor
   set by an independent third party appraiser?........................    4g          X
 h Did the plan receive any noncash contributions whose value was neither readily determinable on an established market
   nor set by an independent third party appraiser?....................    4h          X
 i Did the plan at any time hold 20% or more of its assets
   in any single security, debt, mortgage, parcel of real
   estate, or partnership/joint venture interest?......................    4i          X
 j Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or brought
   under the control of the PBGC?......................................    4j          X
k  Are you claiming a waiver of the annual examination and report of an independent qualified public accountant (IQPA) under 29
   CFR 2520.104-46? If no, attach the IQPA's report or 2520.104-50
   statement. (See instructions on waiver eligibility and conditions.)     4k     X
-----------------------------------------------------------------------------------------------------------------------------------
5a Has a resolution to terminate the plan been adopted during the plan year or any prior plan year? If yes, enter the amount of
any plan assets that reverted to the employer this year .................................  [ ] YES   [X] NO    AMOUNT ____________

5b If during this plan year, any assets or liabilities were transferred from this plan to another plan(s), identify the plan(s) to which assets or liabilities were transferred. (See instructions.)

   5b(1) Name of plan(s)                                        5b(2) EIN(s)                            5b(3) PN(s)

   -------------------------------------------------            -------------------------------         ---------------------------

   -------------------------------------------------            -------------------------------         ---------------------------

   -------------------------------------------------            -------------------------------         ---------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    v6.1
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

        Form 5500                             ANNUAL RETURN/REPORT OF EMPLOYEE BENEFIT PLAN                       Official Use Only
Department of the Treasury       THIS FORM IS REQUIRED TO BE FILED UNDER SECTIONS 104 AND 4065 OF THE EMPLOYEE   OMB Nos. 1210-0110
 Internal Revenue Service         RETIREMENT INCOME SECURITY ACT OF 1974 (ERISA) AND SECTIONS 3, 6047(E),             1210-0089
      -------------                      6057(B), AND 6058(A) OF THE INTERNAL REVENUE CODE (THE CODE).                   2004
                                                  - COMPLETE ALL ENTRIES IN ACCORDANCE WITH                     THIS FORM IS OPEN TO
    Department of Labor                             THE INSTRUCTIONS TO THE FORM 5500.                           PUBLIC INSPECTION
Pension and Welfare Benefits
      Administration
      -------------
  Pension Benefit Guaranty
       Corporation
------------------------------------------------------------------------------------------------------------------------------------
PART I  ANNUAL REPORT IDENTIFICATION INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
For the calendar plan year 2004 or fiscal plan year beginning 12/01/2004, and ending 11/30/2005.
------------------------------------------------------------------------------------------------------------------------------------
A This return/report is for:  (1) [ ]a multiemployer plan;                        (3) [ ]a multiple-employer plan; or
                              (2) [X]a single-employer plan                       (4) [ ]a DFE (specify) _________
                                     (other than a multiple-employer plan);

B This return/report is:      (1) [ ]the first return/report filed for the plan;  (3) [ ]the final return/report filed for the plan;
                              (2) [ ]an amended return/report;                    (4) [ ]a short plan year return/report (less than
                                                                                         12 months).

C If the plan is a collectively-bargained plan, check here .................................................................   [ ]

D If filing under an extension of time or the DFVC program, check box and attach required information. (see instructions)...   [ ]
------------------------------------------------------------------------------------------------------------------------------------
PART II BASIC PLAN INFORMATION - enter all requested information.
------------------------------------------------------------------------------------------------------------------------------------
1a Name of Plan                                                                 1b Three-digit plan number (PN)         003
COHESANT TECHNOLOGIES, INC. (AND SUBSIDIARIES)                                  1c Effective date of plan (mo., day, yr.)
EMPLOYEE 401(K) PROFIT SHARING PLAN                                                             12/01/1997

------------------------------------------------------------------------------------------------------------------------------------
2a Plan sponsor's name and address (employer, if for a single-employer plan)    2b Employer Identification Number (EIN)
   (Address should include room or suite no.)                                                   34-1775913
                                                                                2c Sponsor's telephone number
COHESANT TECHNOLOGIES, INC.                                                                    317-875-5592
                                                                                2d Business code (see instructions)
                                                                                                     339900

5845 WEST 82ND STREET, SUITE 102

INDIANAPOLIS                            IN  46278
------------------------------------------------------------------------------------------------------------------------------------
Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
------------------------------------------------------------------------------------------------------------------------------------
    Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules, statements and attachments, as well as the electronic version of this return/report if it is being filed electronically, and to the best of my knowledge and belief, it is true, correct, and complete.

SIGN         /s/DAVID LAWRENCE, JR.              6/28/2006            DAVID LAWRENCE, JR.
       --------------------------------------  --------------  --------------------------------------------------------------------
HERE     SIGNATURE OF PLAN ADMINISTRATOR           Date           Typed or printed name of individual signing as plan administrator

             /s/Robert W. Pawlak                 6/28/2006            Robert W. Pawlak
       --------------------------------------  --------------  --------------------------------------------------------------------
HERE   SIGNATURE OF EMPLOYER/PLAN SPONSOR/DFE      Date           Typed or printed name of individual signing as employer, plan sponsor or DFE
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500.     v6.1    Form 5500 (2003)
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
        Form 5500 (2004)                                                Page 2
        ----------------------------------------------------------------------
                                                                                                Official Use Only

------------------------------------------------------------------------------------------------------------------------------------
3a Plan administrator's name and address (If same as plan sponsor, enter "Same")3b Administrator's EIN
SAME
                                                                                3c Administrator's telephone number


------------------------------------------------------------------------------------------------------------------------------------
4  If the name and/or EIN of the plan sponsor has changed since the last return/report filed for this plan,     b EIN
   enter the name, EIN and the plan number from the last return/report below:
a Sponsor's name                                                                                                c PN
------------------------------------------------------------------------------------------------------------------------------------
5  Preparer information (optional)       a Name (including firm name, if applicable) and address                b EIN

                                                                                                                c Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
6 Total number of participants at the beginning of the plan year                                        6               84
------------------------------------------------------------------------------------------------------------------------------------
7 Number of participants as of the end of the plan year (welfare plans complete only lines 7a,7b,7c, and 7d)
 a Active participants...............................................................................   7a              83
 b Retired or separated participants receiving benefits..............................................   7b               0
 c Other retired or separated participants entitled to future benefits...............................   7c              16
 d Subtotal. Add lines 7a, 7b, and 7c................................................................   7d              99
 e Deceased participants whose beneficiaries are receiving or are entitled to receive benefits.......   7e               0
 f Total. Add lines 7d and 7e........................................................................   7f              99
 g Number of participants with account balances as of the end of the plan year (only defined
   contribution plans complete this item)............................................................   7g              90
 h Number of participants that terminated employment during the plan year with accrued benefits that
   were less than 100% vested........................................................................   7h               4
 i If any participant(s) separated from service with a deferred vested benefit, enter the number of
   separated participants required to be reported on a Schedule SSA (Form 5500)......................   7i               0
------------------------------------------------------------------------------------------------------------------------------------
8 Benefits provided under the plan (complete 8a and 8b as applicable)
 a [X}Pension benefits (check this box if the plan provides pension benefits and enter the applicable pension feature codes from the
      List of Plan Characteristics Codes printed in the instructions)): [2E] [2J] [2K] [3E] [3H]
 b [ ]Welfare benefits (check this box if the plan provides welfare benefits and enter the applicable welfare feature codes from the
      List of Plan Characteristics Codes printed in the instructions): [  ] [  ] [  ] [  ] [  ]
------------------------------------------------------------------------------------------------------------------------------------
9a Plan funding arrangement (check all that apply)              9b Plan benefit arrangement (check all that apply)
   (1) [ ]Insurance                                                (1) [ ]Insurance
   (2) [ ]Section 412(i) insurance contracts                       (2) [ ]Section 412(i) insurance contracts
   (3) [X]Trust                                                    (3) [X]Trust
   (4) [ ] General assets of the sponsor                           (4) [ ]General assets of the sponsor
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    v6.1
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


        Form 5500 (2004)                                                Page 3
        ----------------------------------------------------------------------
                                                                                                Official Use Only

------------------------------------------------------------------------------------------------------------------------------------
10 Schedules attached (Check all applicable boxes and, where indicated, enter the number attached. See instructions.)
 A PENSION BENEFIT SCHEDULES                                    B FINANCIAL SCHEDULES
   (1) [X]      R (Retirement Plan Information)                   (1) [ ]       H (Financial Information)
   (2) [X]  1   T (Qualified Pension Plan Coverage Information    (2) [X]       I (Financial Information - Small Plan)
       If a Schedule T is not attached because the plan is        (3) [ ]  ___  A (Insurance Information)
       relying on coverage testing information for a prior year,  (4) [ ]       C (Service Provider Information)
       enter the year...............................    - ______  (5) [ ]       D (DFE/Participating Plan Information)
   (3) [ ]      B (Actuarial Information)                         (6) [ ]       G (Financial Transaction Schedules)
   (4) [ ]      E (ESOP Annual Information)                       (7) [X]   1   P (Trust Fiduciary Information)
   (5) [ ]      SSA (Separated Vested Participant Information)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               v6.1
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

         SCHEDULE I                                FINANCIAL INFORMATION -- SMALL PLAN               Official Use Only
        (FORM 5500)
Department of the Treasury                      This schedule is required to be filed under          OMB No. 1210-0110
 Internal Revenue Service                       Section 104 of the Employee Retirement
      -------------                             Income Security Act of 1974 (ERISA) and                    2004
   Department of Labor                          section 6058(a) of the Internal Revenue
Employee  Benefits Security                     Code (the Code).
     Administration                                                                                   THIS FORM IS OPEN
      -------------                                FILE AS AN ATTACHMENT TO FORM 5500.               TO PUBLIC INSPECTION.
Pension Benefit Guaranty Corporation
-----------------------------------------------------------------------------------------------------------------------------------
For calendar year 2004 or fiscal plan year beginning         12/01/2004,         and ending  11/30/2005.
-----------------------------------------------------------------------------------------------------------------------------------
A  Name of plan                                                                         B  Three-digit
COHESANT TECHNOLOGIES, INC. (AND SUBSIDIARIES) EMP                                         plan number       003
-----------------------------------------------------------------------------------------------------------------------------------
C  Plan sponsor's name as shown on line 2a of Form 5500                                 D  EMPLOYER IDENTIFICATION NUMBER
COHESANT TECHNOLOGIES, INC.                                                                     34-1775913
-----------------------------------------------------------------------------------------------------------------------------------
Complete Schedule I if the plan covered fewer than 100 participants as of the beginning of the plan year. You may also complete Schedule I if you are filing as a small plan under the 80-120 participant rule (see instructions). Complete
Schedule H if reporting as a large plan or DFE.
-----------------------------------------------------------------------------------------------------------------------------------
PART I     SMALL PLAN FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------

Report below the current value of assets and liabilities, income, expenses, transfers and changes in net assets during the plan year. Combine the value of plan assets held in more than one trust. Do not enter the value of the portion of an insurance contract that guarantees during this plan year to pay a specific dollar benefit at a future date. Include all income and expenses of the plan including any trust(s) or separately maintained fund(s) and any payments/receipts to/from insurance carriers. ROUND OFF AMOUNTS TO THE NEAREST DOLLAR.
-----------------------------------------------------------------------------------------------------------------------------------
1   PLAN ASSETS AND LIABILITIES:                                     (a) Beginning of Year           (b) End of Year
  a Total plan assets..................................      1a            4,482,809                     3,846,947
  b Total plan liabilities.............................      1b
  c Net plan assets (subtract line 1b from line 1a)          1c            4,482,809                     3,846,947
-----------------------------------------------------------------------------------------------------------------------------------
2   INCOME, EXPENSES, AND TRANSFERS FOR THIS PLAN YEAR:                   (a) Amount                     (b) Total
  a Contributions received or receivable
    (1) Employers......................................      2a(1)           111,130
    (2) Participants...................................      2a(2)           272,210
    (3) Others (including rollovers)...................      2a(3)
  b Noncash contributions..............................       2b
  c Other income.......................................       2c            (434,636)
                                                                            --------                      ---------
  d Total income (add lines 2a(1), 2a(2), 2a(3),
    2b, and 2c)........................................       2d                                           (51,296)
  e Benefits paid (including direct rollovers).........       2e             561,360
  f Corrective distributions (see instructions)........       2f
  g Certain deemed distributions of participant
    loans (see instructions)...........................       2g
  h Other expenses.....................................       2h              23,206
                                                                            --------
  i Total expenses (add lines 2e, 2f, 2g, and 2h)......       2i                                           584,566
  j Net income (loss) (subtract line 2i from                                                               --------
        line 2d).......................................       2j                                          (635,862)
  k Transfers to (from) the plan (see instructions)....       2k
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3   SPECIFIC ASSETS: If the plan held any assets during the plan year in any of the following categories, check "Yes" and enter the current value of any assets remaining in the plan as of the end of the plan year. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions.
                                                                                 YES   NO                 AMOUNT
  a Partnership/joint venture interests................................    3a          X
  b Employer real property.............................................    3b          X
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FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500.  v6.1  SCHEDULE I (FORM 5500) 2003
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        Schedule I (Form 5500) 2004                                     Page 2
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                                                                                 YES   NO                 AMOUNT
3c Real estate (other than employer real property).....................    3c          X
 d Employer securities.................................................    3d     X                      1,037,390
 e Participant loans...................................................    3e     X                        153,036
 f Loans (other than to participants)..................................    3f          X
 g Tangible personal property..........................................    3g          X
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PART II    TRANSACTIONS DURING PLAN YEAR
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4  During the plan year:                                                         YES   NO                 AMOUNT
 a Did the employer fail to transmit to the plan any participant contributions within the time period described in
   29 CFR 2510.3-102? (See instructions and DOL's Voluntary
   Fiduciary Correction Program).......................................    4a          X
 b Were any loans by the plan or fixed income obligations due the plan in default as of the close of the plan year or
   classified during the year as uncollectible? Disregard
   participant loans secured by the participants' account
   balance.............................................................    4b          X
 c Were any leases to which the plan was a party in default
   or classified during the year as uncollectible?.....................    4c          X
 d Were there any nonexempt transactions with any party-in-interest?
   (Do not include transactions reported on line 4a.)..................    4d          X
 e Was the plan covered by a fidelity bond?............................    4e     X                      1,000,000
 f Did the plan have a loss, whether or not reimbursed by the
   plan's fidelity bond, that was caused by fraud or dishonesty?.......    4f          X
 g Did the plan hold any assets whose current value was
   neither readily determinable on an established market nor
   set by an independent third party appraiser?........................    4g          X
 h Did the plan receive any noncash contributions whose value was neither readily determinable on an established market
   nor set by an independent third party appraiser?....................    4h          X
 i Did the plan at any time hold 20% or more of its assets
   in any single security, debt, mortgage, parcel of real
   estate, or partnership/joint venture interest?......................    4i          X
 j Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or brought
   under the control of the PBGC?......................................    4j          X
k  Are you claiming a waiver of the annual examination and report of an independent qualified public accountant (IQPA) under 29
   CFR 2520.104-46? If no, attach the IQPA's report or 2520.104-50
   statement. (See instructions on waiver eligibility and conditions.)     4k     X
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5a Has a resolution to terminate the plan been adopted during the plan year or any prior plan year? If yes, enter the amount of
any plan assets that reverted to the employer this year .................................  [ ] YES   [X] NO    AMOUNT ____________

5b If during this plan year, any assets or liabilities were transferred from this plan to another plan(s), identify the plan(s) to which assets or liabilities were transferred. (See instructions.)

   5b(1) Name of plan(s)                                        5b(2) EIN(s)                            5b(3) PN(s)

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                                                                                                    v6.1
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